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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) January 17, 2002

                         TRIANGLE PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)

           DELAWARE                  000-21589                  56-1930728
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 (State or other jurisdiction       (Commission               (IRS Employer
       of incorporation)            File Number)            Identification No.)

4 University Place, 4611 University Drive, Durham, North Carolina    27707
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           (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code (919) 493-5980


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          (Former name or former address, if changed since last report)
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         Item 5. Other Events and Regulation FD Disclosure.

         On January 17, 2002, Triangle Pharmaceuticals, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

         Item 7. Financial Statements and Exhibits.

          (c)     Exhibits.         The following document is incorporated by
                                    reference to this Report:

                  99.1              Press release dated January 17, 2002
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Triangle Pharmaceuticals, Inc.
                       --------------------------------------------------------
                                             (Registrant)

  January 18, 2002                   /s/ Robert F. Amundsen, Jr.
--------------------   --------------------------------------------------------
        Date                                    (Signature)
                       Name:  Robert F. Amundsen, Jr.
                       Title: Executive Vice President & Chief Financial Officer